Exhibit 10.1

November 13, 2026

Flux Power Holdings, Inc.

2685 S. Melrose Drive

Vista, California 92081

Attention: Ronald F. Dutt

Re: Loan and Security Agreement – Extension of Section 9.20(a) Deadline

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement dated as of July 28, 2023 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”), by and among Flux Power Holdings, Inc., a Nevada corporation, and Flux Power, Inc., a California corporation (individually and collectively, “Borrower”), and Gibraltar Business Capital, LLC, a Delaware limited liability company (“Lender”). All capitalized terms used but not defined in this letter agreement have the meanings provided in the Loan Agreement.

Effective as of November 6, 2026, pursuant to Section 9.20(a) of the Loan Agreement, Lender hereby agrees, in its sole discretion, that the date by which Loan Parties must satisfy the requirements of Section 9.20(a) is extended to December 4, 2026.

This letter agreement is not a waiver of the Specified Default or any other Default or Event of Default, and Lender reserves all of its rights and remedies. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents remain in full force and effect in accordance with their terms.

This letter agreement may be executed in counterparts, and delivery of an executed signature page by electronic transmission shall be effective as delivery of a manually executed counterpart. This letter agreement shall be governed by the internal laws of the State of Illinois.

Kindly indicate your agreement by signing below and returning a countersigned copy to our attention.

Very truly yours,

GIBRALTAR BUSINESS CAPITAL, LLC

By:	/s/ Randi Hershgordon
Name:	Randi Hershgordon
Title:	Senior Vice President

Acknowledged and agreed:

FLUX POWER HOLDINGS, INC.

By:	/s/ Kevin Royal
Name:	Kevin Royal
Title:	Chief Financial Officer

FLUX POWER, INC.

By:	/s/ Kevin Royal
Name:	Kevin Royal
Title:	Chief Financial Officer